UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31390	06-1195422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North, Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	CBKC	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On August 5, 2020, (i) Christopher & Banks Company, a subsidiary of Christopher & Banks Corporation, entered into a secured vendor program agreement with ALCC (the “Program Agreement”).

Under the Program Agreement, ALCC may purchase up to $10,000,000 of inventory from Christopher & Banks Company’s vendors on behalf of Christopher & Banks Company (the “Inventory”). Christopher & Banks Company must pay ALCC for the Inventory either when Christopher & Banks Company sells the Inventory or 180 days after ALCC purchases the Inventory. Christopher & Banks Company must pay ALCC an origination fee on each purchase order, as described in the Program Agreement. Christopher & Banks Company is required to pay interest on any unsold Inventory at rates determined in the Program Agreement. The Program Agreement will remain in effect until August 3, 2023 unless terminated earlier in accordance with its terms.

The foregoing summary of the Program Agreement is qualified in its entirety by reference to the complete terms and conditions of the Program Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 10-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
10.1* Secured Vendor Program Agreement, dated August 5, 2020, between Christopher & Banks Company and ALCC, LLC.

* Pursuant to Item 6.01(b)(2) of Regulation S-K exhibits and schedules are omitted. Christopher & Banks Corporation agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: August 11, 2020	By:	/s/ Richard Bundy
Richard Bundy
Senior Vice President, Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 11, 2020	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1*	Secured Vendor Program Agreement, dated August 5, 2020, between Christopher & Banks Company and ALCC, LLC.

* Pursuant to Item 6.01(b)(2) of Regulation S-K exhibits and schedules are omitted. Christopher & Banks Corporation agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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